Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05
LOAN PRODUCTION
Number of Working Days in the Period	23	21	21	22	20	23	21
Average Daily Mortgage Loan Applications	$2,362	$2,565	$2,773	$3,029	$2,973	$3,168	$3,043
Mortgage Loan Pipeline (loans-in-process)	$58,803	$65,791	$70,491	$77,009	$77,007	$78,062	$76,821
Commercial Real Estate Loan Pipeline (loans-in-process)	$393	$361	$275	$502	$521	$458	$558

Loan Fundings:
Consumer Markets Division	$11,418	$10,944	$11,895	$13,583	$12,644	$14,488	$13,257
Wholesale Lending Division	6,802	5,738	6,383	7,492	7,058	8,254	7,748
Correspondent Lending Division	13,405	12,275	14,448	18,396	18,209	22,681	21,841
Capital Markets	950	629	713	1,784	659	2,335	2,089
Countrywide Bank (1)	3,734	4,819	5,237	6,011	5,539	5,309	3,899
Total Mortgage Loan Fundings	36,309	34,405	38,676	47,266	44,109	53,067	48,834
Commercial Real Estate Fundings	91	112	335	285	293	397	423
Total Loan Fundings	$36,400	$34,517	$39,011	$47,551	$44,402	$53,464	$49,257

Loan Fundings in Units:
Consumer Markets Division	69,690	66,748	68,642	75,774	69,975	81,911	74,631
Wholesale Lending Division	35,407	29,500	31,153	34,497	32,941	38,251	35,621
Correspondent Lending Division	68,324	62,239	72,656	89,416	87,669	107,029	101,139
Capital Markets	3,774	2,665	2,430	7,183	2,446	8,148	8,157
Countrywide Bank (1)	33,006	38,171	41,036	45,933	43,732	44,162	36,225
Total Mortgage Loan Fundings in Units	210,201	199,323	215,917	252,803	236,763	279,501	255,773
Commercial Real Estate	9	9	23	31	22	30	25
Total Loan Fundings in Units	210,210	199,332	215,940	252,834	236,785	279,531	255,798

Mortgage Loan Fundings: (2)
Purchase	$16,502	$16,913	$19,759	$24,023	$20,982	$25,079	$22,971
Non-purchase	19,807	17,492	18,917	23,243	23,127	27,988	25,863
Total Mortgage Loan Fundings	$36,309	$34,405	$38,676	$47,266	$44,109	$53,067	$48,834

Mortgage Loan Fundings by Product:
Government Fundings	$796	$792	$852	$1,056	$995	$1,114	$1,032
ARM Fundings	$19,484	$19,583	$21,684	$25,952	$23,275	$27,267	$24,011
Home Equity Fundings	$3,413	$3,519	$3,661	$3,879	$3,641	$4,122	$3,818
Nonprime Fundings	$3,364	$2,922	$3,312	$4,202	$3,661	$4,504	$4,036

MORTGAGE LOAN SERVICING (3)
Volume	$893,405	$914,465	$937,275	$964,444	$990,624	$1,020,416	$1,047,623
Units	6,517,536	6,622,839	6,727,201	6,843,218	6,957,389	7,089,887	7,203,562

Subservicing Volume (4)	$21,178	$25,737	$27,526	$27,706	$28,783	$28,868	$27,556
Subservicing Units	207,380	232,972	262,361	258,716	261,325	259,688	256,935

Prepayments in Full	$20,809	$16,608	$17,990	$22,192	$21,860	$25,111	$21,443
Bulk Servicing Acquisitions	$5,320	$4,665	$1,433	$9,472	$6,279	$3,393	$59

Portfolio Delinquency - CHL (5)	3.31%	3.31%	3.44%	3.51%	3.86%	3.68%	4.03%
Foreclosures Pending - CHL (5)	0.43%	0.39%	0.39%	0.39%	0.40%	0.42%	0.42%

	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	YTD
LOAN PRODUCTION
Number of Working Days in the Period	21	21	21	20	19	23	62
Average Daily Mortgage Loan Applications	$2,806	$2,667	$2,467	$2,408	$2,505	$2,687	$2,541
Mortgage Loan Pipeline (loans-in-process)	$70,644	$68,773	$59,651	$57,351	$59,336	$64,167
Commercial Real Estate Loan Pipeline (loans-in-process)	$339	$441	$297	$308	$258	$203

Loan Fundings:
Consumer Markets Division	$13,356	$12,483	$11,334	$9,125	$9,492	$12,172	$30,789
Wholesale Lending Division	6,917	6,830	6,883	5,613	5,713	7,550	18,876
Correspondent Lending Division	20,630	18,406	16,911	12,757	10,161	14,269	37,187
Capital Markets	2,933	1,190	4,506	955	1,746	1,306	4,007
Countrywide Bank (1)	2,936	3,335	4,480	4,183	3,825	4,551	12,559
Total Mortgage Loan Fundings	46,772	42,244	44,114	32,633	30,937	39,848	103,418
Commercial Real Estate Fundings	507	647	362	235	268	463	966
Total Loan Fundings	$47,279	$42,891	$44,476	$32,868	$31,205	$40,311	$104,384

Loan Fundings in Units:
Consumer Markets Division	75,734	72,224	65,613	55,105	57,601	71,031	183,737
Wholesale Lending Division	32,720	31,647	32,234	26,929	27,154	35,870	89,953
Correspondent Lending Division	94,390	85,926	81,504	61,201	48,267	67,320	176,788
Capital Markets	10,932	4,588	17,250	3,777	6,737	4,871	15,385
Countrywide Bank (1)	30,026	30,038	35,116	31,622	30,707	37,008	99,337
Total Mortgage Loan Fundings in Units	243,802	224,423	231,717	178,634	170,466	216,100	565,200
Commercial Real Estate	29	35	28	26	24	38	88
Total Loan Fundings in Units	243,831	224,458	231,745	178,660	170,490	216,138	565,288

Mortgage Loan Fundings: (2)
Purchase	$20,693	$19,409	$21,086	$14,410	$13,527	$18,412	$46,349
Non-purchase	26,079	22,835	23,028	18,223	17,410	21,436	57,069
Total Mortgage Loan Fundings	$46,772	$42,244	$44,114	$32,633	$30,937	$39,848	$103,418

Mortgage Loan Fundings by Product:
Government Fundings	$958	$886	$890	$856	$816	$1,206	$2,878
ARM Fundings	$23,146	$21,052	$22,356	$16,835	$15,682	$19,098	$51,615
Home Equity Fundings	$3,569	$3,714	$4,020	$3,476	$3,411	$4,176	$11,063
Nonprime Fundings	$3,876	$3,899	$4,405	$3,042	$2,845	$3,318	$9,205

MORTGAGE LOAN SERVICING (3)
Volume	$1,070,077	$1,092,104	$1,111,090	$1,126,610	$1,137,344	$1,152,651
Units	7,294,228	7,379,806	7,431,949	7,500,434	7,542,493	7,604,711

Subservicing Volume (4)	$30,641	$32,265	$29,901	$29,141	$28,776	$26,172
Subservicing Units	267,847	268,954	261,078	247,185	250,832	238,767

Prepayments in Full	$20,625	$19,125	$17,810	$13,548	$14,463	$18,992	$47,003
Bulk Servicing Acquisitions	$5,462	$997	$1,686	$40	$37	$24	$101

Portfolio Delinquency - CHL (5)	4.32%	4.58%	4.61%	4.42%	4.29%	3.68%
Foreclosures Pending - CHL (5)	0.41%	0.43%	0.44%	0.46%	0.47%	0.47%

	Mar-05	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05
LOAN CLOSING SERVICES (units)
Credit Reports	872,342	807,247	830,477	886,555	856,161	914,659	822,119
Flood Determinations	296,382	287,393	306,636	350,861	290,446	318,626	320,502
Appraisals	97,743	91,952	102,056	113,910	106,283	123,082	110,006
Automated Property Valuation Services	655,246	574,803	591,654	615,269	726,083	750,312	710,337
Other	18,862	13,938	13,107	15,109	13,311	16,786	15,249
Total Units	1,940,575	1,775,333	1,843,930	1,981,704	1,992,284	2,123,465	1,978,213

CAPITAL MARKETS
Securities Trading Volume (6)	$324,100	$254,172	$296,724	$336,598	$295,824	$345,998	$329,551

BANKING
Assets Held by Countrywide Bank (in billions)	$51.1	$56.0	$61.5	$65.5	$69.6	$72.5	$71.0

INSURANCE
Net Premiums Earned:
Carrier	$52.0	$53.6	$56.6	$62.2	$67.1	$53.7	$74.6
Reinsurance	14.4	14.4	14.2	14.5	14.4	14.8	15.5
Total Net Premiums Earned	$66.4	$68.0	$70.8	$76.7	$81.5	$68.5	$90.1

GLOBAL OPERATIONS
Global Home Loans Subservicing Volume (in billions)	$115	$116	$111	$109	$106	$109	$106

Workforce Head Count: (7)
Loan Originations	25,470	26,024	27,076	28,482	29,393	30,853	31,318
Loan Servicing	6,367	6,559	6,783	6,992	7,131	7,415	7,552
Loan Closing Services	1,290	1,293	1,343	1,421	1,464	1,528	1,571
Banking	1,585	1,621	1,653	1,714	1,798	1,896	2,039
Capital Markets	588	592	597	620	638	640	653
Insurance	1,925	1,982	2,003	2,039	2,068	2,074	2,053
Global Operations	2,362	2,373	2,484	2,575	2,557	2,703	2,865
Corporate Overhead & Other	4,070	4,106	4,232	4,337	4,375	4,492	4,632
Total Workforce Head Count	43,657	44,550	46,171	48,180	49,424	51,601	52,683

Period-end Rates
10-Year U.S. Treasury Yield	4.50%	4.21%	4.00%	3.94%	4.28%	4.02%	4.34%
FNMA 30-Year Fixed Rate MBS Coupon	5.48%	5.28%	5.02%	5.00%	5.36%	5.15%	5.51%

	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	800,675	764,650	657,448	821,967	788,038	952,880	2,562,885
Flood Determinations	314,302	301,893	294,120	275,546	253,647	325,135	854,328
Appraisals	111,172	105,296	96,598	86,503	80,234	112,836	279,573
Automated Property Valuation Services	706,351	618,304	457,504	967,896	497,300	590,348	2,055,544
Other	14,424	15,626	15,261	15,866	15,718	18,194	49,778
Total Units	1,946,924	1,805,769	1,520,931	2,167,778	1,634,937	1,999,393	5,802,108

CAPITAL MARKETS
Securities Trading Volume (6)	$270,724	$307,234	$286,037	$314,858	$292,307	$371,190	$978,355

BANKING
Assets Held by Countrywide Bank (in billions)	$71.7	$72.3	$73.1	$76.1	$78.7	$79.8

INSURANCE
Net Premiums Earned:
Carrier	$70.8	$72.9	$105.6	$79.4	$73.2	$75.4	$228.0
Reinsurance	15.7	17.0	16.5	17.0	17.4	17.4	51.8
Total Net Premiums Earned	$86.5	$89.9	$122.1	$96.4	$90.6	$92.8	$279.8

GLOBAL OPERATIONS
Global Home Loans Subservicing Volume (in billions)	$106	$103	$102	$105	$—	$—

Workforce Head Count: (7)
Loan Originations	31,800	31,943	31,832	32,003	32,127	32,540
Loan Servicing	7,683	7,830	7,923	8,041	8,158	8,282
Loan Closing Services	1,619	1,648	1,648	1,615	1,585	1,589
Banking	2,092	2,101	2,078	2,156	2,230	2,273
Capital Markets	661	673	683	699	712	726
Insurance	2,043	2,096	2,100	2,139	2,147	2,146
Global Operations	2,902	3,050	3,251	3,369	1,875	1,989
Corporate Overhead & Other	4,767	4,881	4,941	5,046	5,125	5,207
Total Workforce Head Count	53,567	54,222	54,456	55,068	53,959	54,752

Period-end Rates
10-Year U.S. Treasury Yield
FNMA 30-Year Fixed Rate MBS Coupon	4.57%	4.49%	4.39%	4.53%	4.55%	4.86%
	5.80%	5.85%	5.75%	5.76%	5.73%	6.01%

(1)   These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions.  The amounts include loans funded for both investment purposes and for sale.  The Company will report the amount of such loans subsequently sold on a quarterly basis.

(2)   Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)   Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(4)   Subservicing volume for non-Countrywide entities.

(5)   Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)   Includes trades with Mortgage Banking Segment.

(7)   Workforce Head Count includes full-time employees, contract, and temporary help.

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